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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 29, 2004


                               CASH SYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

        0-18317                                                  87-0398535
(Commission File Number)                                        (IRS Employer
                                                             Identification No.)

                       3201 WEST COUNTY ROAD 42, SUITE 106
                           BURNSVILLE, MINNESOTA 55306
               (Address of Principal Executive Offices) (Zip Code)

                                 (952) 895-8399
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02.   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
             DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         (b) The information provided in Item 5.02(c) is incorporated herein by reference.

         (c) On November 29, 2004, Cash Systems, Inc. (the "Company") issued a press release announcing the appointment of David S. Clifford as Executive Vice President and Chief Financial Officer effective January 1, 2005. The Company's current Chief Financial Officer, Chris Larson, will become the Chief Operating Officer. There are no transactions, or proposed transactions, during the last two years to which the Company was or is to be a party, in which Mr. Clifford has a direct or indirect material interest. The Company has not entered into an employment agreement with Mr. Clifford at this time.

         The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Current Report as if fully set forth herein.




ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements:  None.

         (b)      Pro forma financial information:  None.

         (c)      Exhibits:

                           99.1     Press Release dated November 29, 2004






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 3, 2004
                                             CASH SYSTEMS, INC.



                                             By  /s/ Craig Potts
                                                 -------------------------------
                                                 Craig Potts
                                                 President and Chief Executive
                                                 Officer


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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  EXHIBIT INDEX
                                       TO
                                    FORM 8-K

                               CASH SYSTEMS, INC.

Date of Report:                                             Commission File No.:
November 29, 2004                                                        0-18317


EXHIBIT NO.                ITEM
-----------                ----
99.1                       Press Release dated November 29, 2004